Financial Investors Trust

United Association S&P 500 Index Fund

SUPPLEMENT DATED MAY 29, 2002
TO THE AUGUST 28, 2001

STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Statement of Additional Information ("SAI"), and should be read in conjunction with such SAI.

The following table shall be deleted from the section entitled "Management":
Russell C. Burk (43)	Secretary

Mr. Burk has been General Counsel of ALPS Distributors, Inc., the Distributor, since February 1999, and is also General Counsel of ALPS Mutual Funds Services, the Administrator. Mr. Burk served as Securities Counsel for Security Life of Denver, a subsidiary of ING Group. Prior to joining Security Life, Mr. Burk served as General Counsel for RAF Financial Corporation, member NASD.

The following table shall replace the above table:
Traci A. Thelen (29)	Secretary

Effective June 1, 2002, Ms. Thelen will be General Counsel of ALPS Distributors, Inc., the Distributor, and ALPS Mutual Funds Services, Inc., the Administrator. Ms. Thelen has been Associate Counsel of ALPS Distributors, Inc. and ALPS Mutual Funds Services, Inc. since October 1999. Prior to that, Ms. Thelen did contract work for various law firms in Boulder, Colorado.